                                                                   Exhibit 10.68

                     BROWN & WILLIAMSON TOBACCO CORPORATION
                                 TRUST AGREEMENT
                                       FOR
                             _____________________

          THIS AGREEMENT amends and restates in its entirety that certain trust agreement (the "Agreement") made as of the ___ day of _______________, 19____, by and among ______________________ (the "Executive"), STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of Massachusetts (the "Trustee"), and BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation, as administrative agent for the Executive (the "Company"),

                                   WITNESSETH:

          WHEREAS, the Company has incurred and expects to continue to incur certain retirement income liabilities to or with respect to the Executive pursuant to the terms of the Company's Supplemental Retirement Plan (referred to herein as the "Plan"); and

          WHEREAS, the Company desires to provide additional assurance to the Executive that his rights under the Plan will in the future be met by application of the procedures set forth herein; and

          WHEREAS, the Executive desires to establish with the Trustee a trust, the principal of which is intended to be contributed by the Company to provide a source of payment for benefits payable to the Executive under the terms of the Plan; and

          WHEREAS, the Executive desires further to establish a trust facility through which certain incentive and other compensation and benefits paid by the Company may be held, invested and distributed by a corporate trustee;

          NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein made, the parties hereto covenant and agree as follows:

                                   ARTICLE 1.
                                   TRUST FUND

          1.1 The Executive hereby establishes with the Trustee a Trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee by the Company, and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein (the "Fund"), shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.

          1.2 The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder and shall have no responsibility for the correctness of the amount thereof.

          1.3 Upon the establishment of this Trust, and from time to time thereafter, the Company may contribute to the Trust such amount in cash as the Company determines to be appropriate to (i) provide a source of funds for payments required under the terms of the Plan, in the manner set forth in
Article 3 below, provided that the Company shall, at its expense, retain independent actuarial services to calculate such amounts, and (ii) provide a source of funds for the payment of certain other compensation and benefits to the Executive, as set forth herein.

          1.4 The Company shall certify to the Trustee and the Executive at the time of each contribution to the Trust the amount of such contribution being made in respect of the Executive's SERP Account, and in respect of each other benefit or Account for which a contribution or deposit may be made.

          1.5 The Fund shall be revalued by the Trustee quarterly as of the last business day of each March, June, September and December, or at such other times as agreed to by the Company and the Trustee, at current market values, as determined by the Trustee (or, with respect to the RREA, as determined by the Company or its agent, as applicable). The Trustee shall deliver a report of each such valuation, not later than thirty (30) days after the end of each such valuation, to the Executive with a copy to the Company.

          1.6 The Trust shall be solely for the purpose of providing a source of payment for (i) amounts due under the Plan with respect to the Executive, and
(ii) any other amounts of compensation or benefits specifically funded under the Trust. The Company shall have no legal or equitable right, title or interest, either actual or contingent, in or to the Trust, and the Trust shall not constitute the legal or equitable property of the Company. The Company shall not have the right or ability to transfer, pledge, convey, hypothecate or grant, either outright or as security, any interest in the Trust or the Trust Fund; provided, however, that in the event of the commencement of a bankruptcy case or cases wherein the Company is the debtor, the Trust shall not constitute property of the debtor's estate within the meaning of 11 U.S.C. Section 541, or any similar provision. The Trustee shall be in sole possession of the Trust and will act solely and exclusively as a Trustee hereunder and not as an agent for the Company. Accordingly, no creditor of the Company shall have any right to have or to hold the Trust in satisfaction of any claim or as collateral for any obligation, and shall not be able to obtain a security interest in the Trust. The Executive hereby appoints the Trustee as its Trustee to take possession and custody, solely and exclusively on behalf of the Executive, of the Trust Fund.

                                   ARTICLE 2.
                            ADMINISTRATIVE PROVISIONS

          2.1 The Company shall act as Administrator of the Trust, as an agent of the Executive; provided that nothing in the acceptance of such duties, or in the act of making contributions to the Trust, is intended, nor shall be construed to be or constitute the establishment or maintenance of an employee benefit plan or plans as such terms are defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any regulations promulgated thereunder. Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Company as Administrator shall maintain all the Executive's records contemplated by this Agreement, including records of the Executive's compensation and benefits provided by the Company, the amount of benefits accrued under the Plan or under any other Company-provided benefit funded hereunder, the Company's contributions to the Trust, withdrawals from the Fund by the Executive, as provided in this Agreement, the Executive's beneficiary designation, and such other records as may be necessary for determining the amount payable to the Executive or Surviving Spouse or other beneficiary under the Plan (or other Company-provided benefit funded hereunder, if applicable). All such records shall be made available to Executive or the delegate of the Executive, promptly upon request by the Executive. The Company shall give written notice to the Trustee of the Executive's termination of employment, and as to whether such termination is by reason of death, disability, termination or retirement prior to age 55, or retirement at or after age 55. The Company as Administrator shall also perform such other duties and responsibilities in connection with the administration of the Trust as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.

          2.2 The Company shall have full responsibility for the proper remittance of all withholding taxes on contributions by the Company to the Trust to the appropriate taxing authority and shall furnish the Executive with the appropriate tax information form reporting the amounts of such contributions and any withholding taxes. The Trustee shall have the responsibility for the preparation and filing with the appropriate taxing authorities of all tax returns required to be filed for the Trust, and shall furnish the Executive with the appropriate tax information form or forms required by taxing authorities.

          2.3 The Executive may designate a beneficiary to receive all or any portion of the Fund (or separate account within the Fund, as applicable) in the event of his death. Such designation shall be in writing filed with the Company on a form approved by the Company and signed by the Executive. The Company shall promptly notify the Trustee of any such beneficiary designation and any changes therein.

          2.4 After the execution of this Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers or other employees or agents authorized to act for it. The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have been signed thereby. The Trustee may rely on any certification, notice or direction of the Company that the Trustee believes to have been signed by a duly authorized officer or agent of the Company. The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee to have been so signed by a duly authorized officer, employee or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the Executive, his compensation and his rights and interests in the Fund under the Plan.

                                   ARTICLE 3.
                                  SERP ACCOUNT

          3.1 There is hereby established within the Fund a separate account for amounts payable under the Plan, to be referred to as the "SERP Account."

          3.2 (a) The initial deposit to the SERP Account, which may be paid on a time schedule determined by the Company in its sole discretion, shall be in an amount equal to the Executive's "Estimated Projected Benefit" (after adjustment pursuant to subsection (b) below). The Estimated Projected Benefit is the Executive's SERP benefit projected to age fifty-five (55) (or actual age, if greater at the time of determination), and then prorated based on actual Service divided by Service projected to age fifty-five
     (55). Assumptions necessary to make such projection shall be determined by the Company in its sole discretion, as set forth in written administrative rules established by the Company from time to time. The Company may thereafter make additional annual deposits to the SERP Account (or as directed by the Executive, if the Executive's SERP Account has previously been withdrawn) equal in amount to the difference, if any, between the Estimated Projected Benefit determined at the end of the applicable calendar year and the Estimated Projected Benefit determined at the end of the previous calendar year end; provided that deposits made to the SERP Account or paid on or after the Executive attains age fifty-five (55) shall be based on the incremental SERP benefit earned for the period for which the deposit or payment is being made. The Company shall in all events reimburse the Executive for the estimated income and other taxes due on each such contribution or payment. If the SERP Account has been totally withdrawn, as provided in Section 3.5, such additional amounts shall be deposited to a separate trust account designated by the Executive, or if no designation is made, paid to the Executive.

          (b) Company deposits made under this Article 3 shall in all events be made on an after-tax basis, and shall be discounted to the Executive's age at the time a deposit amount is determined, using an interest rate substantially equal to the after-tax earnings rate of the Tax-Exempt Bond Fund. The term "after-tax basis" means the applicable Company deposit net of the taxes that would be payable thereon if the Executive had retired at the time of deposit, by applying Federal and State marginal tax rates applicable to the Executive at the time of deposit, but by assuming Executive's sole source of income to be the projected tax qualified and non-tax qualified Company-provided pension benefits.

          3.3 (a) The Company may also make a final deposit to the SERP Account (or as directed by the Executive, if the Executive's SERP Account has previously been withdrawn) as soon as practicable after the Executive's termination of employment for any reason, equal to the difference between:

               (1) the Executive's actual after-tax benefit due under the Plan accrued through the date of the Executive's retirement (the "Actual Benefit"), or, if the termination of employment is by reason of the Executive's disability, death or termination of employment for any other reason, the Actual Benefit accrued as of the time of such event based on actual age and Service at such time (except in the case of disability or death, in which Service is projected to age 65), reduced by the amount of any withdrawals from the SERP Account by the Executive as provided in Section 3.5 (increased by the income that would have been earned on such withdrawn amounts from the time of withdrawal until the time of the Executive's termination of employment at the actual after-tax earnings rate of the Tax-Exempt Bond Fund); and

               (2) actual Company deposits to the SERP Account (increased by earnings equal to the actual after-tax earnings rate of the Tax-Exempt Bond Fund (the "Notional Account"), reduced by the amount of any withdrawals from the SERP Account by the Executive as provided in
          Section 3.5 (increased by the income that would have been earned on such withdrawn amounts from the time of withdrawal until the time of the Executive's termination of employment at the actual after-tax earnings rate of the Tax-Exempt Bond Fund).

     For purposes of this Section 3.3(a), the after-tax basis of the Actual Benefit shall be calculated by adjusting the marginal tax rate factor used for each prior deposit made pursuant to Section 3.2 to the Federal and State marginal tax rate applicable to the Executive at the date of retirement or other event triggering a final deposit or payment, and by assuming Executive's sole source of income to be the actual tax qualified and non-tax qualified Company provided pension benefits.

     If the SERP Account has been totally withdrawn, as provided in Section 3.5, such additional amount shall be deposited to a separate trust account designated by the Executive, or if no designation is made, shall be paid directly to the Executive.

          (b) The Executive agrees that if the Notional Account is greater than the Actual Benefit accrued at such determination date, the Executive will refund to the Company a cash amount equal to such difference as soon as practicable after the calculation thereof (including, in the event of the Executive's death, any portion of the Actual Benefit in excess of the amount due to a surviving spouse or dependent under the Plan, or if there is no surviving spouse or dependent, the entire Actual Benefit). Such amount shall be, and the Executive acknowledges that such amount is, a lien on the Trust (if then in full force and effect) until paid in full. Any such refund shall be deemed to have been derived from the most recent contributions deposited to the SERP Account (or paid to the Executive, if there is no SERP Account at the time of such contributions).

          3.4 In the event the actual SERP Account balance, after the final deposit or payment provided by Section 3.3 (if any), is less than the Notional Account balance at the time the Actual Benefit is determined, or if the Executive has withdrawn all or any part of the SERP Account pursuant to Section 3.5, neither the Trustee nor the Company assumes any responsibility to the Executive for the difference between the actual SERP Account balance (if any) and the Actual Benefit.

          3.5 The Executive may, upon written notice of the amount of withdrawal to the Trustee, withdraw all or any portion of the SERP Account, inclusive of earnings thereon, at any time. The Executive may also direct the Trustee to transfer the balance of the SERP

Account to a trust (or similar custodial arrangement) designated by the Executive, in Executive's sole discretion. Prior to any such withdrawal, the Trustee shall notify the Company in writing of such withdrawal and the amount thereof.

                                   ARTICLE 4.
                                 OTHER ACCOUNTS

          4.1 A "Retiree Health Care Account" ("RHCA") may be established for the sole purpose of providing Executive a source of funds through which health care coverage may be purchased by the Trustee for the benefit of the Executive and eligible dependents as defined by the Brown & Williamson Tobacco Corporation Health Care Plan for Salaried Employees (the "Health Care Plan") upon Executive's retirement from the Company ("retiree health coverage"). If established, the RHCA shall be administered as follows:

          (a) Amounts necessary to pay the actuarially projected cost of retiree health coverage may be deposited to the RHCA by the Company, and any amounts so deposited shall be invested in such manner as the Company, as agent for the Executive, reasonably determines will satisfy the actuarially-projected cost of such retiree health coverage, including without limitation the purchase of insurance on the life of the Executive that provides an inside buildup to the owner. The Company, at its expense, shall retain a qualified, independent actuary to calculate such projected costs. Amounts held, invested and reinvested under the RHCA shall constitute a separate account and shall not be considered to be part of the SERP Account for any purposes related to the Plan.

          (b) To the extent the Company deposits any such amount to the RHCA, the Executive may elect, for a period of thirty (30) days after deposit, to withdraw such deposit from the RHCA for any use or purpose; provided that after such thirty (30) day period expires, such deposit (inclusive of any earnings thereon) shall in all events be subject to the terms and conditions of this Section 4.1, and may not be withdrawn from the RHCA by the Executive or used for any purpose other than the purchase of retiree health coverage for the Executive and eligible dependents from the Health Care Plan, as provided in paragraph (3) of this Section 4.1. In the event any such funds are withdrawn by Executive during such thirty (30) day period, no further or additional deposits to the RHCA shall or may be made by the Company.

          (c) The Trustee shall pay, from the current and accumulated principal and interest of the RHCA, the participant share of the premium cost of retiree health coverage applicable to the Executive and eligible dependents under the Health Care Plan at the time of retirement, and as adjusted from year to year thereafter. Such payment shall be made monthly to the Health Care Plan, or its designated agent, except as otherwise agreed by the Health Care Plan.

          (d) The Company, in its sole discretion, may appoint an agent for the purpose of managing and administering the RHCA, including without limitation the administration of any contracts of insurance held in the RHCA. The agent appointed by the Company shall have power and authority to direct the Trustee with respect to the management and maintenance of any such insurance contracts, the payment of the premium cost of retiree health coverage through withdrawals or loans from such insurance contracts, and to engage in any other act necessary or advisable to fulfil its duties hereunder, and the Trustee may rely on such directions without further inquiry.

          (e) Upon the death of the Executive, the Trustee shall collect any death benefit owing to the Trust from any insurance contract purchased pursuant to paragraph (1) above, and shall hold, manage, invest and reinvest the proceeds (together of any other funds then held in the RHCA), and make distributions therefrom for the purposes and upon the terms and conditions set forth in paragraph (3) above for as long as there remains living an eligible dependent of the Executive. Upon the death of the Executive and eligible dependents, the balance of the RHCA (inclusive of any such death benefits and other funds then held in the RHCA) shall be paid to the trustee of the "Brown & Williamson Tobacco Corporation Trust Agreement for Noncollectively Bargained Postretirement Healthcare Benefits", and to the trustee's successor or successors in trust, for its general purposes.

          (f) In the event Executive terminates employment prior to becoming eligible for retiree health coverage as a Retired Participant (as defined by the Health Care Plan), no further deposits shall be made to the RHCA, and the insurance contract shall be terminated effective the date of Executive's employment termination. The proceeds of such terminated insurance contract (together with any other funds then held in the RHCA) shall thereupon be paid to the trustee of the "Brown & Williamson Tobacco Corporation Trust Agreement for Noncollectively Bargained Postretirement Healthcare Benefits", and to the trustee's successor or successors in trust, for its general purposes.

          4.2 The Executive may elect, in accordance with administrative rules established by the Company, to establish an "Incentive Award Account" ("IAA"). The IAA shall constitute a separate account solely for the purpose of holding, managing, investing, reinvesting and distributing incentive award payments made by the Company to or for the benefit of the Executive from time to time. Amounts held in the IAA shall be invested pursuant to Section 5.2(b). The Executive may direct the Trustee to distribute the balance of the IAA, or any portion thereof (inclusive of principal and earnings), to the Executive at any time and from time to time. Upon the death of Executive, the Trustee shall distribute the balance of the IAA pursuant to a written beneficiary form on file with the Company as Administrator of the Trust, or if none, to the Executive's spouse, issue (per stirpes), or estate, in that order. To the extent any provision of this Section 4.2 is inconsistent with any other term or condition of the Trust, the provision of this Section 4.2 shall prevail.

                                   ARTICLE 5.
                               INVESTMENT OF FUND

          5.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement, including, without limitation, the making of any investment directed by the Executive, the Company or any agent authorized to act for it, or any investment manager other than the Trustee, and any applicable federal or state laws, rules or regulations.

          5.2 (a) The Trustee is hereby appointed as the investment manager of the Fund. In the event that the Trustee cannot serve as investment manager of the Fund, the Trustee shall then select a substitute investment manager reasonably agreeable to the Company.

          (b) Except as provided in Section 4.1 and subsection (c) of this
     Section 5.2, the Fund shall be invested solely in a U.S. tax-exempt intermediate term bond fund (the "Tax-Exempt Bond Fund") agreeable to the Company, and consistent with written administrative rules established by the Company from time to time, except to the extent the Executive elects to invest in one or more diversified fixed or equity or combined funds offered from time to time by the Trustee. Any such election shall be made by the Executive by written notice filed with the Company, and the Company shall thereupon promptly notify the Trustee of the election. The Trustee shall have no liability for any such election, except for the proper administration thereof. The Executive may change such election at any time by written notice filed with the Company. Investment election changes shall be implemented by the Trustee as soon as practicable after notification of such election change by the Company. Investment election changes shall apply equally to the then current balance of the applicable account and to future contributions.

          (c) The Executive may direct the Trustee, in accordance with administrative rules established by the Company, to invest a portion of the SERP Account in a "Retirement Real Estate Account" ("RREA"). The RREA shall be a separate account established solely for the purpose of acquiring residential real estate (and furnishings) intended, at the time of acquisition, for the benefit and use of the Executive upon retirement from the Company. No more than one (1) residence may be acquired through the RREA, and no more than fifty percent (50%) of the total balance of the SERP Account at the time of transfer to the RREA may be allocated to the RREA. The Company, in its sole discretion, may establish rules and guidelines for the acquisition of property under the RREA, and may appoint an agent for the purpose of acquiring, managing, maintaining and disposing of the property. The agent appointed by the Company shall have power and authority to direct the Trustee with respect to the acquisition, management, maintenance and disposition of the property, and the Trustee shall have no duty for appraising or inspecting the property (including without limitation any duty to assess the property for environmental damage or to provide for the mitigation thereof), or for the management and maintenance thereof, and the Trustee may rely on such directions by the Company or its agent without further inquiry.

          5.3 Subject to the investment restrictions set forth in Section 5.2 above, the Trustee shall have the power and right:

          (a) To receive and hold all contributions made to it by the Company;

          (b) To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective, commingled trust or mutual fund that may be established, maintained or advised by the Trustee or any affiliate thereof, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this

     Agreement to the extent of the equitable share of the Fund in any such common, collective, commingled trust or mutual fund;

          (c) To participate in and use a book-entry system for the deposit and transfer of securities;

          (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

          (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

          (f) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

          (g) To extend the time of payment of any obligation held by it;

          (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

          (i) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

          (j) For the purposes of the Trust, to borrow money from others, including the Trustee, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

          (k) To furnish the Company and the Executive with such information as may be needed for tax or other purposes;

          (l) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

          (m) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

          (n) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

          (o) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

          (p) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, and to hold any such real property in its own name or in the name of a nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity, all upon such terms and conditions as may be deemed advisable by the Company or its agent.

          (q) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases, or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

          (r) To enter into an agreement of insurance on the life of the Executive, including without limitation an agreement to split ownership with another person or entity by endorsement, collateral assignment, division of ownership or otherwise, and to enter into and execute any documentation necessary to implement such agreement or agreements.

          (s) Generally, to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.

          5.4 The Trustee shall distribute cash or other assets from the Fund in accordance with Articles 3, 4 and 9 hereof. The Trustee may make any distribution required hereunder by mailing its check for the specified amount or, if distribution is to be made in kind, by making other appropriate distribution, to the person to whom such distribution or payment is to be made, at such address as may be specified pursuant to Section 11.6, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the recipient) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

          5.5 If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Vice President of Human Resources, or the person occupying a similar position with the Company at the time, shall have the authority to act hereunder.

          5.6 With respect to the terms of this Agreement, the existence and terms of any amendments hereto, the termination of the Trust hereunder and the identity, decision and actions of the Executive, the Company and the Trustee, all persons may rely conclusively on the facts stated in a certificate signed by a Trustee.

                                   ARTICLE 6.
                          PAYMENT OF TAXES AND EXPENSES

          6.1 The Executive, or in the event of the Executive's death, the Executive's personal representative, shall be responsible for the payment of any federal, state or local taxes on Company contributions to the Fund, subject to the Company's obligation under the Trust to reimburse the Executive in respect of the estimated taxes due on such contributions. The Executive shall also be responsible for the payment of any federal, state or local taxes on Fund earnings; provided the Company has no obligation to reimburse the Executive in respect of any taxes due on such Fund earnings.

          6.2 (a) Except as otherwise provided herein, the Company shall pay the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee; and provided further that for all periods prior to the Executive's termination of employment, and for a period of sixty (60) days thereafter the Company shall pay to the Trustee its reasonable expenses for the management and administration of the SERP Account.

          (b) The Company and the Executive acknowledge that the Trustee, or an affiliate thereof, will, in addition to the compensation provided by this
     Section 6.2, receive compensation with regard to the administration and investment of certain funds referred to in Section 5.2(b) hereof, and the Company and the Executive agree that the Trustee, or any affiliate thereof, shall receive such compensation from the Company in addition to the compensation provided by this Section 6.2.

                                   ARTICLE 7.
                                 TRUST RECORDS

          7.1 The Trustee shall maintain records with respect to the Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company or its representatives and by the Executive at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.

          7.2 Within sixty (60) days after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, whether by removal, resignation or termination of the Trust, the Trustee shall prepare and deliver to the Company and the Executive a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. Any such statement shall be deemed an account statement accepted and approved by the Company and the Executive, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company or the Executive.

          7.3 The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Company and the Executive (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                   ARTICLE 8.
                         RESIGNATION/REMOVAL OF TRUSTEE

                      AND APPOINTMENT OF SUCCESSOR TRUSTEE

          8.1 The Trustee may resign at any time by delivering written notice thereof to the Company and the Executive; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company and the Executive or (ii) the appointment of a successor trustee.

          8.2 The Trustee may be removed at any time by the Company with the concurrence of the Executive, upon delivery to the Trustee of a certified letter of direction from the Company or the Executive and sixty (60) days' written notice to the Trustee and the Executive of (i) such removal and (ii) the appointment of a successor trustee, unless such notice period is waived in whole or in part by the Trustee.

          8.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company, with the concurrence of the Executive. Such successor trustee shall be a bank or trust company established under the laws of the United States, or a state within the United States, or in any other jurisdiction. Such appointment shall take effect upon the delivery to the successor trustee and the Executive of (i) a written appointment of such successor trustee, duly executed, by the Company and (ii) a written acceptance by such successor trustee, duly executed. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder. The successor trustee shall be entitled to rely on the books and accounts delivered to it by the prior trustee as provided in Section 7.2 hereof, and shall be held harmless by the Company and the Executive with respect to any errors or misstatements therein.

          8.4 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee shall apply to any court of competent jurisdiction for the appointment of a successor trustee.

          8.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its accounts, the Trustee shall transfer and deliver the Fund to such successor trustee. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor trustee which is not a bank or trust company. In the event that the Fund is invested in any common, collective, commingled trust or mutual fund established, maintained or advised by the Trustee or any affiliate thereof, the Trustee may reduce such investment to cash within a reasonably practicable period prior to delivery to a successor trustee.

                                   ARTICLE 9.
                               TRUST TERMINATION

          9.1 The Trust established pursuant to this Agreement shall terminate upon the withdrawal by the Executive of all amounts in the Fund, as provided in Sections 3.5 and 4.2. The Trust also shall terminate upon the expiration of sixty (60) days following the Executive's termination of employment (by retirement or otherwise), unless the Trustee and the Executive agree to continue the Trust thereafter upon such terms as they may agree, but in the event of such continuation the Company shall have no further obligations under this Agreement with respect to matters relating to such continuation, including without limitation expenses and compensation of the Trustee with respect to matters arising from actions occurring after the expiration of the sixty (60) day period.

          9.2 Upon the termination of the Trust by reason of the death of the Executive, or by reason of the Executive's termination of employment other than by death if the Trust has not been continued by agreement between the Trustee and the Executive, the Trustee shall distribute the Fund as directed by the Executive, or in the event of the Executive's death his personal representative, after deducting therefrom any amounts owing to the Trustee under this Agreement which have not been paid by the Company. Upon any termination of the Trust in accordance with this Article 9, the Trustee shall, after the acceptance and approval of its account, be relieved and discharged. The powers of the Trustee, including the right to receive compensation for services and payment of expenses, as provided in Section 6.2, shall continue as long as any part of the Fund remains in its possession.

          9.3 Notwithstanding the provisions of Sections 9.1 and 9.2 above, in the event there is in effect a RHCA as described in Section 4.1 above, the Trust established pursuant to this Agreement shall continue for as long as there remain funds in the RHCA, and the Company shall continue to pay the expenses and compensation of the Trustee as they relate to the RHCA.

                                   ARTICLE 10.
                                 TRUST AMENDMENT

          10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the mutual agreement and written consent of the parties, which consent shall not unreasonably be withheld. In particular, the Agreement may be amended to the extent required by the Internal Revenue Service in conjunction with a ruling request. Any amendment made by the Company shall be authorized and approved pursuant to a resolution of the Board of Directors of the Company, and by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged by the Company and the Executive in the same form as this Agreement.

                                   ARTICLE 11.
                               GENERAL PROVISIONS

          11.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State in which the Trustee is incorporated, insofar as such laws do not contravene any applicable federal laws, rules or regulations.

          11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

          11.3 Should this Agreement be held invalid or unenforceable (in whole or in part) with respect to any term or condition hereof, it shall remain fully valid and enforceable as to all other terms and conditions.

          11.4 This Agreement shall be binding upon and inure to the benefit of the Executive, his estate, personal representative, beneficiary, heirs and assigns. This Agreement also shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Section 2.4 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of the Executive to receive benefits hereunder.

          11.5 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

          11.6 All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered to the respective addresses set forth below:

Company:   Brown & Williamson Tobacco Corporation
           P.O. Box 35090
           Louisville, KY 40232
           Attn: Vice President of Human Resources

Trustee:   State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110
           Attn: Trusts and Estates

Executive:   Address:
                      -------------------------------

                      -------------------------------

or at such other address as such person may specify in writing by notice as set forth above to the other persons listed above.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the date first above written.

Witness:
                                        ----------------------------------------
                                        [EXECUTIVE'S NAME]


                                        BROWN & WILLIAMSON TOBACCO
                                        CORPORATION

Attest:


                                        By:
-------------------------------------       ------------------------------------
Secretary/Asst. Secretary                   Authorized Officer


                                        BROWN & WILLIAMSON TOBACCO
                                        CORPORATION


Attest:


                                        By:
-------------------------------------       ------------------------------------
Secretary/Asst. Secretary                   Authorized Officer


Attest:                                     STATE STREET BANK AND TRUST COMPANY


                                        By:
-------------------------------------       ------------------------------------
Secretary/Asst. Secretary                   Authorized Officer

COMMONWEALTH OF KENTUCKY   )
                           : SS
COUNTY OF JEFFERSON        )

          The foregoing instrument was subscribed, sworn to and acknowledge before me this _____ day of _______________, 20__, by ____________________, and
acknowledged the same to be his free act and deed.

          My commission expires:                                               .
                                 ----------------------------------------------

                                 ----------------------------------------------
                                 Notary Public

COMMONWEALTH OF KENTUCKY   )
                           : SS
COUNTY OF JEFFERSON        )

          The foregoing instrument was subscribed, sworn to and acknowledge before me this _____ day of _______________, 20__, by ________________________,
of BROWN & WILLIAMSON TOBACCO CORPORATION, this _____ day of _______________, 2003, and acknowledged the same to be his free act and deed as such _______________________ and the free act and deed of the said Corporation.

          My commission expires:                                               .
                                 ----------------------------------------------

                                 ----------------------------------------------
                                 Notary Public

COMMONWEALTH OF KENTUCKY   )
                           : SS
COUNTY OF JEFFERSON        )

          The foregoing instrument was subscribed, sworn to and acknowledge before me this _____ day of _______________, 20__, by ________________________,
of STATE STREET BANK AND TRUST COMPANY, this _____ day of _______________, 2003, and acknowledged the same to be his free act and deed as such _______________________ and the free act and deed of the said Company.

          My commission expires:                                               .
                                 ----------------------------------------------

                                 ----------------------------------------------
                                 Notary Public